UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 5, 2003

                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                       1-14100               33-0675505
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
  incorporation or organization)                             Identification No.)

       1401 Dove Street Newport Beach, CA                          92660
    (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (949) 475-3600
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Item 7. Exhibits

      (c) Exhibits.

      Exhibit 99.1 Press Release of Impac Mortgage Holdings, Inc. dated November 5, 2003.

Item 12. Results of Operations and Financial Condition

      On November 5, 2003, Impac Mortgage Holdings, Inc. issued a press release reporting financial results for the quarter ended September 30, 2003. A copy of the press released is attached as Exhibit 99.1 to this report.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         IMPAC MORTGAGE HOLDINGS, INC.

                                         Date: November 5, 2003
                                         By: /s/ Richard J. Johnson
                                                 -------------------------------
                                         Name:   Richard J. Johnson
                                         Title:  Executive Vice President
                                                 and Chief Financial Officer
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                                  Exhibit Index

         Exhibit 99.1    Press Release dated November 5, 2003